Exhibit 32(c)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Dillard's, Inc. (the "Company") on Form 10-K for the period ended January 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chris B. Johnson, Senior Vice President and Co-Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2016

/s/ CHRIS B. JOHNSON
Chris B. Johnson
Senior Vice President and Co-Principal Financial Officer